Equinox Funds Trust

Equinox BH-DG Strategy Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the Equinox BH-DG Strategy Fund dated December 31, 2013 that was filed with the with the Securities and Exchange Commission pursuant to paragraphs (c) and (e) of Rule 497 under the Securities Act of 1933, as amended, on  January 7, 2014 and January 8, 2014, respectively (SEC Accession Nos. 0001193125-14-004148 and 0001193125-14-005231).

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase